FUNDS FOR INSTITUTIONS SERIES

BlackRock Government Institutional Fund

BlackRock Select Government Institutional Fund

BlackRock Premier Government Institutional Fund

FFI Government Fund

FFI Treasury Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated March 24, 2016 to the Statement of Additional Information of the Funds, dated January 4, 2016 (as amended February 25, 2016)

Effective March 24, 2016, the Funds’ Statement of Additional Information is amended as follows:

The following is added as the last paragraph of the section “Investment Advisory Arrangements—Compensation to Selling Dealers”:

A Fund may authorize one or more Service Organizations to accept purchase and redemption orders on its behalf. A Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at the Fund’s net asset value per share next calculated after they are so accepted. Additionally, a Service Organization may contract with a Fund to trade through certain electronic platforms where same day cash settlement is impracticable. If this is the case, you will begin accruing dividends on the business day following the day the purchase order for the shares is effected and continue to accrue dividends through (and including) the business day on which such shares are redeemed.

Shareholders should retain this Supplement for future reference.

SAI-FFIS-0316SUP